UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 29, 2024 (April 26, 2024)

Date of Report (date of earliest event reported)

Fulton Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39680	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Square, P.O. Box 4887 Lancaster, Pennsylvania	17604
(Address of Principal Executive Offices)	(Zip Code)

(717) 291-2411

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 26, 2024, Fulton Bank, National Association (“Fulton”), a wholly owned subsidiary of Fulton Financial Corporation (the “Company”), acquired substantially all of the assets and assumed substantially all of the deposits and certain liabilities of Republic First Bank, doing business as Republic Bank (“Republic Bank”), from the Federal Deposit Insurance Corporation (the “FDIC”), as receiver for Republic Bank (the “Acquisition”), pursuant to the terms of the Purchase and Assumption Agreement – Whole Bank, All Deposits, effective as of April 26, 2024, among the FDIC, as receiver of Republic Bank, the FDIC and Fulton Bank (the “Agreement”). All regulatory approvals for the Acquisition, including approval from the Office of the Comptroller of the Currency, have been obtained, and the Acquisition has been completed. Fulton Bank has not entered into any loss sharing agreement or equity appreciation instrument with the FDIC in connection with the Acquisition. The Acquisition was announced by press release on April 26, 2024.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.01.

Item 7.01.	Regulation FD Disclosure.

On April 26, 2024, the Company issued a press release announcing the Acquisition. A copy of the press release has been attached as Exhibit 99.1 to this Current Report and incorporated by reference herein.

On April 29, 2024, the Company made available an investor presentation regarding the Acquisition. A copy of the investor presentation has been attached as Exhibit 99.2 to this Current Report and incorporated by referenced herein.

The information contained under this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities under that Section. The information contained in this Item 7.01, including in Exhibits 99.1 and 99.2, shall not be deemed to be incorporated by reference into any registration statement or any other filing of the Company under the Securities Act of 1933 or the Exchange Act.

Cautionary Statements Regarding Forward-Looking Information

This Current Report, including Exhibits 99.1 and 99.2, contains forward-looking statements with respect to the financial condition, results of operations and business of the Company. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Company’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Company’s business or financial results. In particular, the investor presentation attached as Exhibit 99.2 to this Current Report contains certain projected financial information of the Company after giving effect to the Acquisition. The projected financial information is intended to illustrate the potential impact of the Acquisition on the Company based on the Company’s current assumptions and beliefs. The projected financial information and fair value estimates we have made in connection with the Acquisition are preliminary estimates based on information currently available to management. Information related to the assets and liabilities of Republic Bank is based on information for Republic Bank provided by the FDIC. See “Cautionary Statement Regarding Forward-Looking Information” in Exhibit 99.2.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Company undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Company, and some of the factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the “SEC”) and are, or will be, available in the Investor Relations section of the Company’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release announcing the Acquisition, dated April 26, 2024.

99.2	Investor presentation, dated April 29, 2024

104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2024	FULTON FINANCIAL CORPORATION

	By:	/s/ Beth Ann L. Chivinski
Beth Ann L. Chivinski
Senior Executive Vice President and
Interim Chief Financial Officer